                                  EXHIBIT 10.49


                    AMENDMENT NO. 5 TO FORBEARANCE AGREEMENT

      This AMENDMENT NO. 5 TO FORBEARANCE AGREEMENT, dated as of March 27, 2002 (this "Agreement"), is by and among (a) TransTechnology Corporation ("TransTechnology"), TransTechnology Seeger-Orbis GmbH ("GmbH") and TransTechnology (GB) Limited ("Limited", together with TransTechnology and GmbH, the "Borrowers"), (b) Fleet National Bank ("FNB") and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (collectively, the "Lenders"), (c) FNB, acting through its London Branch, as Sterling Fronting Bank (the "Sterling Fronting Bank"), (d) FNB, as issuing bank for Letters of Credit (in such capacity, the "Issuing Bank"), and
(e) FNB as Administrative Agent for the Lenders, the Sterling Fronting Bank and the Issuing Bank (in such capacity, the "Administrative Agent").

      WHEREAS, the Borrowers, the Lenders, the Sterling Fronting Bank, the Issuing Bank, ABN AMRO Bank N.V., as Syndication Agent, Bank One, NA, as Documentation Agent, and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of June 30, 1995, and amended and restated as of July 24, 1998, as further amended and restated as of August 31, 1999, as amended by that certain Consent and Amendment Agreement No. 1 dated as of August 21, 2000, as further amended by that certain Amendment Agreement No. 2 dated as of December 29, 2000, as further amended by that certain Amendment Agreement No. 3 dated as of January 31, 2001, as further amended by that certain Consent, Amendment Agreement No. 4 to Credit Agreement and Amendment No. 3 to Forbearance Agreement dated as of December 4, 2001 (the "December 2001 Amendment"), and as further amended by that certain Consent, Amendment Agreement No. 5 to Credit Agreement and Amendment No. 4 to Forbearance Agreement dated as of January 31, 2002 (the "January 2002 Amendment") (as so amended and restated, the "Credit Agreement"). Capitalized terms used herein unless otherwise defined shall have the respective meanings set forth in the Credit Agreement;

      WHEREAS, pursuant to that certain Forbearance and Waiver Agreement dated as of March 29, 2001, as amended by that certain Consent and Amendment to Forbearance Agreement dated as of June 25, 2001, as further amended by that certain Consent and Amendment No. 2 to Forbearance Agreement dated as of September 27, 2001, as further amended by the December 2001 Amendment, and as further amended by the January 2002 Amendment (as so amended, the "Forbearance Agreement"), by and among the Borrowers, the Lenders, the Sterling Fronting Bank, and the Administrative Agent, the Lenders and the Administrative Agent agreed to forbear from (a) exercising their rights and remedies under the Credit Agreement and the other Loan Documents to collect the indebtedness of the Borrowers to the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents and (b) ceasing to make Revolving Credit Loans or International Facility Loans or to issue, extend or renew Letters of Credit;

      WHEREAS; pursuant to the terms of the Forbearance Agreement the forbearance period will end on March 27, 2002;

      WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent extend such forbearance period;

      WHEREAS, the Lenders and the Administrative Agent are willing to extend the forbearance period, but only on the terms and subject to the conditions set forth herein;

      NOW, THEREFORE, in consideration of the foregoing premises, the parties hereto hereby agree as follows:

      SECTION 1. EXTENSION OF FORBEARANCE PERIOD. Section 1 of the Forbearance Agreement is amended by deleting the date "March 27, 2002" in the two (2) places where such date is contained therein and substituting the date "April 3, 2002".

      SECTION 2. CONDITIONS TO EFFECTIVENESS. The effectiveness of the amendment to the Forbearance Agreement contained in Section 1 of this Agreement shall be conditioned upon the satisfaction of the following conditions precedent:

      SECTION 2.1. DELIVERY OF DOCUMENTS. This Agreement shall have been executed and delivered to the Administrative Agent by each of the Borrowers, each of the Guarantors, and the requisite number of the Lenders.

      SECTION 2.2. LEGALITY OF TRANSACTION. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful on the date this Agreement is to become effective (a) for the Administrative Agent or any Lender to perform any of its obligations under any of the Loan Documents or (b) for any of the Borrowers to perform any of its agreements or obligations under any of the Loan Documents.

      SECTION 2.3. PERFORMANCE. Each of the Borrowers shall have duly and properly performed, complied with and observed in all material respects its covenants, agreements and obligations contained in the Loan Documents required to be performed, complied with or observed by it on or prior to the date this Agreement is to become effective. Except for the Specified Defaults (as defined in the Forbearance Agreement), no event shall have occurred on or prior to the Effective Date, and be continuing, and no condition shall exist on the Effective Date, which constitutes a Default or Event of Default.

      SECTION 2.4. PROCEEDINGS AND DOCUMENTS. All corporate, governmental and other proceedings in connection with the transactions contemplated by this Agreement and all instruments and documents incidental thereto shall be in form and substance reasonably satisfactory to the Administrative Agent and the Administrative Agent shall have received all such counterpart originals or certified or other copies of all such instruments and documents as the Administrative Agent shall have reasonably requested.

      SECTION 2.5. EXTENSION OF SUBDEBT FORBEARANCE. The holders of the Senior Subordinated Loans shall have agreed, on terms and conditions satisfactory to the Administrative Agent and the Lenders, to extend the term of the current forbearance under the Senior Subordinated Loan Agreement through April 5, 2002.

      SECTION 2.6. PAYMENT OF LEGAL EXPENSES. The Administrative Agent shall have received the payment in cash of all outstanding legal fees incurred by the Administrative Agent.

      SECTION 3. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby represents and warrants to the Lenders as follows:

      (a) Except as set forth on Schedule 6(a) to the Forbearance Agreement, the representations and warranties of such Borrower and of each Guarantor contained in the Credit Agreement, the Forbearance Agreement and the other Loan Documents to which such Borrower or Guarantor, as the case may be, is a party were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, except that the financial statements and projections referred to in the representations and warranties contained in the Credit Agreement shall be the financial statements and projections of TransTechnology and its Subsidiaries most recently delivered to the Administrative Agent, and except as such representations and warranties are affected by the transactions contemplated hereby;

      (b) The execution, delivery and performance by such Borrower of this Agreement and the consummation of the transactions contemplated hereby: (i) are within the corporate powers of such Borrower and have been duly authorized by all necessary corporate action on the part of such Borrower, (ii) do not require any approval or consent of, or filing with, any governmental agency or authority, or any other person, association or entity, which bears on the validity or enforceability of this Agreement and which is required by law or any regulation or rule of any agency or authority, or other person, association or entity, (iii) do not violate any provisions of any order, writ, judgment, injunction, decree, determination or award presently in effect in which such Borrower is named, any law, regulation or rule binding on or applicable to such Borrower or any provision of the charter documents or by-laws of such Borrower,
(iv) do not result in any breach of or constitute a default under any agreement or instrument to which such Borrower is a party or to which it or any of its properties are bound, including without limitation any indenture, credit or loan agreement, lease, debt instrument or mortgage, except for such breaches and defaults which would not have a material adverse effect on such Borrower and its Subsidiaries taken as a whole, and (v) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge or encumbrance of any nature upon any of the assets or properties of such Borrower;

      (c) This Agreement, the Credit Agreement and the Forbearance Agreement (as amended hereby) constitute the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, provided that (i) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceeding for such remedies may be brought; and

      (d) As of the date hereof, no "Event of Default" under and as defined in any instrument evidencing any Subordinated Debt has occurred.

      SECTION 4. PAYMENT OF INTEREST UNDER SUBORDINATED LOAN AGREEMENT. The Borrowers hereby agree that they will not make any payments to the holders of the Senior Subordinated Loans prior to April 5, 2002 and any payments made on or after such date will be made in accordance with the provisions of the Intercreditor and Subordination Agreement dated as of August 29, 2000 related thereto.

      SECTION 5. REAFFIRMATION. Except as modified hereby, the Borrowers hereby reaffirm in all respects all the covenants, agreements, terms and conditions of the Credit Agreement, the Forbearance Agreement and the other Loan Documents which are incorporated in full herein by reference, and all terms, conditions and provisions thereof shall remain in full force and effect.

      SECTION 6. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

      SECTION 7. RELEASE. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, each Borrower acknowledges and agrees that: (i) no Borrower has any claim or cause of action against the Administrative Agent or any Lender (or any of its respective directors, officers, employees or agents); (ii) no Borrower has any offset right, counterclaim or defense of any kind against any of their respective obligations, indebtedness or liabilities to the Administrative Agent or any Lender; and (iii) each of the Administrative Agent and the Lenders has heretofore properly performed and satisfied in a timely manner all of its obligations to each Borrower. The Borrowers wish to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Administrative Agent's and the Lenders' rights, interests, contracts, collateral security or remedies. Therefore, each Borrower unconditionally releases, waives and forever discharges (A) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Administrative Agent or any Lender to any Borrower, except the obligations to be performed by the Administrative Agent or any Lender on or after the date hereof as expressly stated in this Agreement, the Credit Agreement, the Forbearance Agreement (as amended hereby) and the other Loan Documents, and (B) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which any Borrower might otherwise have against the Administrative Agent, any Lender or any of its directors, officers, employees or agents, in either case (A) or (B), on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind existing as of the date hereof, or occurring prior to the date hereof.

      SECTION 8. EFFECTIVE DATE. This Agreement shall be deemed to be effective as of the date set forth above upon the satisfaction of the conditions precedent set forth in Section 2 hereof (the "Effective Date").


                  [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, the undersigned have duly executed this Amendment No. 5 to Forbearance Agreement as a sealed instrument as of the date first set forth above.



                                   TRANSTECHNOLOGY CORPORATION



                                   By:  /s/Joseph F. Spanier
                                       -------------------------------------
                                       Name:    Joseph F. Spanier
                                       Title:   Vice President, Chief
                                                Financial Officer and Treasurer



                                   TRANSTECHNOLOGY SEEGER-ORBIS GmbH



                                   By: /s/Michael J. Berthelot
                                       -------------------------------------
                                       Name:    Michael J. Berthelot
                                       Title:   Managing Director




                                   TRANSTECHNOLOGY (GB) LIMITED



                                   By: /s/Michael J. Berthelot
                                       -------------------------------------
                                       Name:    Michael J. Berthelot
                                       Title:   Director



                                   By: /s/Gerald C. Harvey
                                       -------------------------------------
                                       Name:    Gerald C. Harvey
                                       Title:   Director

                                   FLEET NATIONAL BANK,
                                   individually, as Administrative Agent and as Sterling Fronting Bank


                                   By: /s/Peggy Peckham
                                       -------------------------------------
                                       Name:  Peggy Peckham
                                       Title: Senior Workout Officer


                                   ABN AMRO BANK N.V., individually and as
                                   Syndication Agent



                                   By: /s/Steven C. Wimpenny
                                       -------------------------------------
                                       Name:  Steven C. Wimpenny
                                       Title: Group Senior Vice President



                                   By: /s/Parker H. Douglas
                                       -------------------------------------
                                       Name:  Parker H. Douglas
                                       Title: Group Vice President


                                   BANK ONE, NA, individually and as
                                   Documentation Agent



                                   By: /s/Phillip D. Martin
                                       -------------------------------------
                                       Name:  Phillip D. Martin
                                       Title: Senior Vice President


                                   THE BANK OF NEW YORK



                                   By: /s/Richard J. Baldwin
                                       -------------------------------------
                                       Name:  Richard J. Baldwin
                                       Title: Vice President

                                   KEY CORPORATE CAPITAL INC.



                                   By:
                                       -------------------------------------
                                       Name:
                                       Title:


                                   THE BANK OF NOVA SCOTIA



                                   By:    /s/John W. Campbell
                                       -------------------------------------
                                       Name:  John W. Campbell
                                       Title: Managing Director


                                   COMERICA BANK



                                   By: /s/Jennifer J. Langan
                                       -------------------------------------
                                       Name:  Jennifer J. Langan
                                       Title: Assistant Vice President



                                   DRESDNER BANK, AG, NEW YORK
                                   AND GRAND CAYMAN BRANCHES



                                   By: /s/Richard J. Sweeney
                                       -------------------------------------
                                       Name:  Richard J. Sweeney
                                       Title: Vice President



                                   By: /s/Thomas R. Brady
                                       -------------------------------------
                                       Name:  Thomas R. Brady
                                       Title: Vice President

The Guarantors under (and as defined in) the Subsidiary Guaranty hereby acknowledge that they have read and are aware of the provisions of this Agreement and hereby reaffirm their absolute and unconditional guaranty of the Borrowers' payment and performance of their obligations to the Lenders and the Administrative Agent under the Credit Agreement as affected hereby.


                                   TRANSTECHNOLOGY ENGINEERED RINGS USA, INC.



                                   By: /s/Gerald C. Harvey
                                       -------------------------------------
                                       Name:     Gerald C. Harvey
                                       Title:    Vice President & Secretary


                                   RETAINERS, INC.



                                   By: /s/Gerald C. Harvey
                                       -------------------------------------
                                       Name:     Gerald C. Harvey
                                       Title:    Vice President & Secretary


                                   RANCHO TRANSTECHNOLOGY CORPORATION



                                   By: /s/Gerald C. Harvey
                                       -------------------------------------
                                       Name:     Gerald C. Harvey
                                       Title:    Vice President & Secretary


                                   TRANSTECHNOLOGY SYSTEMS & SERVICES, INC.



                                   By: /s/Gerald C. Harvey
                                       -------------------------------------
                                       Name:     Gerald C. Harvey
                                       Title:    Vice President & Secretary

                                   SSP INDUSTRIES



                                   By: /s/Gerald C. Harvey
                                       -------------------------------------
                                       Name:     Gerald C. Harvey
                                       Title:    Vice President & Secretary


                                   SSP INTERNATIONAL SALES, INC.



                                   By: /s/Gerald C. Harvey
                                       -------------------------------------
                                       Name:     Gerald C. Harvey
                                       Title:    Vice President & Secretary


                                   TRANSTECHNOLOGY INTERNATIONAL INC.
                                   (F/K/A TRANSTECHNOLOGY SEEGER INC.)



                                   By: /s/Gerald C. Harvey
                                       -------------------------------------
                                       Name:     Gerald C. Harvey
                                       Title:    Vice President & Secretary


                                   SEEGER INC.



                                   By: /s/Gerald C. Harvey
                                       -------------------------------------
                                       Name:     Gerald C. Harvey
                                       Title:    Vice President & Secretary


                                   TCR CORPORATION



                                   By: /s/Gerald C. Harvey
                                       -------------------------------------
                                       Name:     Gerald C. Harvey
                                       Title:    Vice President & Secretary

                                   AEROSPACE RIVET MANUFACTURERS CORPORATION



                                   By: /s/Gerald C. Harvey
                                       -------------------------------------
                                       Name:     Gerald C. Harvey
                                       Title:    Vice President & Secretary


                                   NORCO, INC.



                                   By: /s/Gerald C. Harvey
                                       -------------------------------------
                                       Name:     Gerald C. Harvey
                                       Title:    Vice President & Secretary


                                   ELLISON RING & WASHER INC.



                                   By: /s/Gerald C. Harvey
                                       -------------------------------------
                                       Name:     Gerald C. Harvey
                                       Title:    Vice President & Secretary